CORNERCAP GROUP OF FUNDS

CORNERCAP SMALL-CAP VALUE FUND

Supplement dated August 18, 2022 to the Prospectus dated August 1, 2022

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION

CornerCap Investment Counsel, Inc. (“Adviser”), the investment adviser to the CornerCap Small-Cap Value Fund (the “Fund”), has determined to reorganize the Fund into a newly create shell series on the U.S. Bank mutual fund platform (the “Reorganization”). Following the Reorganization, the Adviser will continue to serve as the investment adviser to the Fund and the Fund will have the same investment objective and a substantially similar principal investment strategy.

Based on the Adviser’s recommendation, at a meeting held on August 1, 2022, the Board of Trustees of CornerCap Group of Funds (“Board”) approved, subject to shareholder approval, an Agreement and Plan of Reorganization providing for the Reorganization of the Fund into a new series of the Managed Portfolio Series (the “Acquiring Fund”).

The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes, meaning that the Fund's shareholders would become shareholders of the Acquiring Fund upon closing of the Reorganization without realizing any gain or loss for federal tax purposes.

The Reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of the Fund as of the record date, which is expected to be on or about August 31, 2022, will receive a proxy statement/prospectus that contains important information about the Reorganization and the Acquiring Fund, including information about investment strategies and risks, fees and expenses. Prior to the Reorganization, Fund shareholders may continue to purchase and redeem their shares subject to the limitations described in the Prospectus. If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close on or about November 19, 2022.

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For more information, please contact a Fund customer service representative toll free at
(888) 813-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.